Dorchester Minerals, LP
Annual Meeting

May 11, 2011

Forward-Looking Statements

Portions of this document may constitute "forward-looking statements" as defined by federal law. Such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Examples of such uncertainties and risk factors include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership's properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership's consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission.



Presentation Outline

- Overview of 2010
  - Distributions and Financial Results
  - Production and Reserves
  - Peer Group Analysis
- Maecenas Minerals Acquisition
- Royalty Overview
- Net Profits Interest Overview
- Property Highlights
  - Barnett Shale
  - Hugoton Operations
  - Fayetteville Shale
  - Horizontal Bakken
  - Permian Basin
- Developing Plays

Overview of 2010 Results

2010 Distributions

- Cash Distributions Paid in Calendar 2010
  - Reflects Q4 2009 to Q3 2010 activity


Royalty Revenue
$41.5 MM
NPI Revenue
$12.0 MM
Other Revenue
$4.6 MM
Total Revenue
$58.1 MM
LP Distribution
$50.5 MM
GP Distribution
$1.7 MM
Total Expenses
$5.9 MM



2010 Financial Results

- Revenue – Price – Distributions
  - Royalty properties contributed 74% to total operating revenues
  - Gross Revenue → 53% gas sales, 41% oil sales, 6% other revenue
  - NPI and lease bonuses have become a smaller portion of revenues


Operating Revenue ($MM)
(Accrual Basis)
Gas Price ($/Mcf)
$100
$80
$60
$40
$20
$0
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
Royalties
NPI
Lease Bonus
Gas Price ($/Mcf)


Distributions ($/unit)
(Cash Basis)
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2003
2004
2005
2006
2007
2008
2009
2010
Distributions
Gas Price ($/Mcf)

Note: Operating Revenue does not reflect production costs or other expenses incorporated in calculating the net profits interest payments

2010 Production Overview

- Total Production of 10.75 Bcfe
  - 82% of total production was natural gas, 18% oil and condensate
  - High quality properties + Diverse portfolio → Low decline rate
  - Year-over-year production rate increased 4.1%

Production Profile

Daily Production (MMcfepd)


35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Forecasted Prod.
Actual Prod.

1-year Decline	(4.1%)
3-year Decline	(5.8%)
Decline Since Inception	3.2%
Annualized Decline Rate	0.8%

Geographic Breakdown


Mid-Continent (Other) 7%
Mid-Continent (Hugoton NPI) 33%
West Texas/ SE NM 21%
Gulf Coast/ South TX 11%
Rockies 4%
Fayetteville Shale (RI) 7%
Barnett Shale 5%
Misc. 12%

Note: Total production on wellhead basis, daily production on sales basis, gas-oil equivalency based on 6:1 ratio

2010 Reserves Overview

- Total Proved Reserves of 81.7 Bcfe on 12/31/10
  - All reserves are Proved Developed Producing
  - Demonstrated history of positive revisions
  - Revisions accounted for 72% of total reserves at 12/31/2010
  - Driven by new plays, field extensions, infill drilling, new technology, etc.
  - Fayetteville Shale (RI only) represents 5% of reserves


NPI
31%
Royalty
69%


Oil
24%
Gas &
NGL
76%

Year-end Reserves (Bcfe)


100
80
60
40
20
0
'Feb 2003
2003
2004
2005
2006
2007
2008
2009
2010
Base
Revisions
Acquisitions

Cumulative Reserve Revisions (Bcfe)


120
100
80
60
40
20
0
97.0
Acquisitions (12.5 Bcfe)
2003-2010 Production (86.3 Bcfe)
23.2
81.7
Total Reserves
58.5
Revisions
23.2
Pro Forma
Beginning 01/31/2003
All Acquisitions
Pro Forma 12/31/2010
Ending 12/31/2010

Note: 12.5 Bcfe of acquired reserves at time transactions closed.



Peer Group Comparison

- Market Performance
  - Pure royalties lack operating leverage inherent in net profits interests → Less volatility
    - Underperforming in high price environment (mid-2008)
    - Outperforming in low price environment (mid-2009) due to lower fixed cost structure


2003-2010 Normalized Returns (reinvested)
700
600
500
400
300
200
100
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
YTD 2011 Normalized Returns (reinvested)
120
115
110
105
100
95
90
85
80
Jan
Feb
Mar
Apr
DMLP
HGT
CRT
SJT
MTR
SBR
PBT

Note: Dist. reinvested on last day of quarter



Peer Group Comparison

- Reserves and Production Performance
  - DMLP is a cross between a royalty trust with 100% net profits interests (SJT) and one with 100% royalties (SBR), plus the upside of a large non-producing mineral portfolio with potential for future drilling and development
  - DMLP has the ability to expand its portfolio of assets through acquisitions

Normalized Reserves (Indexed to 2003) | **Normalized Production (Indexed to 2003)**


120
100
80
60
40
20
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
140
120
100
80
60
40
20
0
2003
2004
2005
2006
2007
2008
2009
2010
2011
DMLP
HGT
CRT
SJT
MTR
SBR
PBT

DMLP adjusted for issuance of additional units

Maecenas Minerals Acquisition

Maecenas Minerals Acquisition

- Minerals and Royalties – 206 counties in 17 states
  - Transaction closed on 03/31/10 as a non-taxable exchange for 835,000 units
  - Assets concentrated in Texas and North Dakota with increased exposure to oil plays
    - Permian Basin → Seminole (San Andres), Goldsmith, Wolfberry potential
    - Williston Basin → Cedar Hills South Unit, Bakken and Three Forks/Sanish potential
  - DMLP already owns interests in all acquired properties
  - Simple integration into existing accounting and land systems
  - Portfolio includes significant undeveloped acreage with upside potential
  - First year results:

	Units	Cash to LP	Cash per Unit	Accretion
DMLP (stand-alone)	29,840,431	$50.08 MM	$1.678	
Maecenas Minerals	835,000	$1.66 MM	$1.988	18.5%

Note: Cash to LP based on distributions declared in 2010.

Royalty Overview

Royalty Overview

- Diverse Portfolio – 574 counties in 25 states
  - 377,707 net mineral acres (2,308,024 gross acres)
  - Varying NPRI's, ORRI's and leasehold interests in 861,823 gross acres
  - Majority of acreage is undeveloped
  - Wide geographic spread including most major producing basins
  - Assets range from mature legacy production to areas with exploratory potential


Williston
110,189 net acres
Appalachia
25,172 net acres
Rockies
5,754 net acres
Eastern
26,552 net acres
Mid-Continent
35,337 net acres
Texas
151,955 net acres
Gulf Coast
18,936 net acres
Other
3,812 net acres

Basin/Area	Legacy Production	Ongoing Development	Expansion Potential
West Texas Southeast NM	Denver Unit Wasson	Wolfberry	Delaware Basin West TX Overthrust
Gulf Coast South Texas	Jeffress McAllen Ranch	Bob West	Horizontal Wilcox
Mid-Continent	Hugoton	Fayetteville	Horizontal Granite Wash
Williston Basin	Nesson Anticline	Bakken Red River	Three Forks Sanish
Appalachia			Marcellus/Utica Upper Devonian

Note: Acreage count as of 12/31/2010, includes Maecenas transaction. Gross acres are not additive due to overlapping ownership among categories



Royalty Overview

- Leasing and Development Activity
  - Consummated 103 leases/elections on 2,288 net acres in 32 counties/ parishes in eight states
  - Lease bonus payments up to $5,010/acre
  - Initial royalty terms up to 26%
  - 121 active lease offers as of May 2011
  - Identified 348 new wells on royalty properties in 10 states
  - Fayetteville Shale activity continued to ramp up in 2010
  - Low gas price environment → reduced infill drilling and redevelopment on legacy gas properties, opposite is true for oil.



Net Profits Interests Overview

Net Profits Interests Overview

- NPI Provides LP Exposure to Working Interest Potential Without Generating UBTI
  - Four NPI groups were created at the time of formation in 2003 and two additional NPI groups created subsequently
  - Capitalize on strong negotiating position to capture additional value
  - Leverage information franchise
  - Optional working interest participation in numerous leases
  - Minerals NPI represents the majority of new development activity
  - Added 85 new wells located in Arkansas, Louisiana, Mississippi, North Dakota, Oklahoma and Texas
    - 57 wells completed in 2010
    - 20 wells in various stages of drilling or completion at year-end 2010
    - 8 wells completed in prior years (APO back-in interests)

Net Profits Interests Overview

- Actual Capital Expenditures Through Year-end 2010
  - $27.6 million of cumulative investments in all net profits interest properties
  - Majority of CAPEX was used to drill new wells in the Minerals NPI
  - Continue to reinvest Minerals NPI cash flow


Historical NPI CAPEX ($MM)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Capital Commitments
Development CAPEX
2003
2004
2005
2006
2007
2008
2009
2010
Q1 '11


2010 NPI CAPEX
99%
1%
Minerals NPI
Other NPI

Note: CAPEX incurred by the operating partnership on a cash basis. Capital commitments are included in calculating the Minerals NPI payout status.



Net Profits Interests Overview

- Minerals NPI Performance
  - Production and reserves growing steadily since inception
  - 261 wells/units producing in Q4 2010 (215 in pay status)
  - 3.9 Bcfe in production receipts through year-end 2010
  - Total proved reserves of 5.3 Bcfe at year-end 2010, a 56% increase over 2009
  - Minerals NPI production and reserves are not included in DMLP results

Net Daily Gas Rate (Mcfd)


10,000
1,000
100
Daily Rate
Projected Rate
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Proved Reserves (Bcfe)


6.0
5.0
4.0
3.0
2.0
1.0
0.0
2003
2004
2005
2006
2007
2008
2009
2010

Note: Gas rate based on sales volumes

Net Profits Interests Overview

- Minerals NPI Cash Flow – Inception through Q1 2011

Cumulative Revenue	$27.9 MM
Cumulative Expense (LOE, taxes, etc)	($5.2 MM)
Cumulative Operating Income	$22.7 MM
Cumulative Investment/Commitments	($25.3 MM)
Cumulative Surplus (Deficit)	($2.6 MM)

Surplus balance must be positive before the Minerals NPI contributes to LP distributions


($MM)
$2.0
$1.0
$0.0
($1.0)
($2.0)
($3.0)
($4.0)
2003
2004
2005
2006
2007
2008
2009
2010
2011
Investment (including Budgeted Items)
Net Operating Income
Surplus (Deficit)
Inclusion of Outstanding Capital Commitments

Note: Figures provide on a cash basis

Property Highlights

Barnett Shale



Barnett Shale (Royalty)

- Fort Worth Basin – Tarrant County, Texas
  - NRIs range from 0.5% to 20% in 1,824 net mineral acres
  - Current Development Activity (CHK Operated)
    - 34 producing wells (5 currently S/I)
    - 7 wells waiting on completion or pipeline
    - 4 permitted locations

    } 45 wells/permits
  - Upside potential in undeveloped acreage, downspacing and improved stimulation


Gross Daily Gas Rate (Mcfepd)
Well Count
100,000
10,000
1,000
60
50
40
30
20
10
0
2005
2006
2007
2008
2009
2010
2011
DMLP
8 new wells brought on production since property was acquired in June 2009 (Average NRI = 18.5%)

Property Highlights

Hugoton Operated Properties

Hugoton Operated Properties (NPI)

- Hugoton Field – Oklahoma Panhandle & SW Kansas
  - 2010 production within 3% of projection
  - Year-over-year production decline of 7.6% with a 3% decrease in net reserves
  - World-class asset but limited upside potential
  - Ongoing well optimization and cost-saving initiatives


Gas Rate (Mcfepd)
Well Count
100,000
10,000
1,000
200
150
100
50
0
2003
2004
2005
2006
2007
2008
2009
2010
2011

Note: Gas rate based on sales volumes

Property Highlights

Fayetteville Shale

Fayetteville Shale (Royalty & NPI)

- Eastern Arkoma Basin – Northern Arkansas
  - Ownership Summary
    - 23,336 gross/11,464 net acres in 196 sections
    - Leased 9,800 net acres in 179 sections for 25% royalty with optional participation in 111 sections (subject to Minerals NPI)
    - Tracts not HBP will expire in Q2 2011 (drilling or permitting activity on 53% of sections)
  - Current development activity on DMLP acreage
    - 247 wells completed (205 in pay status)
    - 24 wells in various stages of drilling, completion or WOPL
    - 44 wells permitted and/or proposed by operator

315 wells/permits


Van Buren
Pope
Cleburne
Conway
White
Faulkner
Productive Fairway
2,762 Producing Wells
784 Active Permits
304 Locations
Dorchester Acreage
Wells with IP > 6 MMcfd

"Active Permit" – well spud but not completed
"Location" – well permitted but not spud



Fayetteville Shale (Royalty & NPI)

- Permitting, Drilling and Payment History
  - Development activity remains at high levels, driven by SWN, CHK (BHP), XTO (XOM)
  - Well spuds have been outpaced by well permits, a leading indicator
  - Substantial time-lag between permit and first payment → 373 days

Well Permitted → 54 days → **Well Spud** → 133 days → **First Production** → 186 days → **First Payment**


Well Count
120
100
80
60
40
20
0
New Permits
New Wells Spud
First Payment Received
2004
2005
2006
2007
2008
2009
2010
Q1 '11

Fayetteville Shale (Royalty & NPI)

- Capital Expenditures
  - Total Fayetteville investments of $18.0 MM through Q1 2011
  - All expenditures within Minerals NPI
  - Average $3.1 MM per well in 2010
  - Drilling and completion costs may increase with longer lateral lengths
- 2010 Reserves
  - Year-end reserves of 7.7 Bcf (207 wells)
    - 3.7 Bcf (WI)
    - 4.0 Bcf (RI)
  - 57% Year-over-year reserve increase
  - Only completed wells with test rates are included in reserve estimates (no PUDs)

Capital Expenditures ($MM)


Capital Commitments
Capital Expenditures (Cash)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2006
2007
2008
2009
2010

Proved Reserves (Bcf)


DMLP (RI)
Minerals NPI (WI)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2006
2007
2008
2009
2010

Fayetteville Shale (Royalty & NPI)

- Production Results
  - 207 wells producing at year-end 2010
    - 3.2 MMcfd (WI)
    - 2.9 MMcfd (RI)
    - } 6.1 MMcfd
  - 39% Year-over-year rate increase
  - Produced 1.8 Bcf in 2010
  - 48% of production from working interest
- Well Performance
  - Improved stimulation and longer laterals have increased initial production rates
    - 2007 1.7 MMcfd (Max 3.5 MMcfd)
    - 2008 2.4 MMcfd (Max 5.5 MMcfd)
    - 2009 3.1 MMcfd (Max 5.9 MMcfd)
    - 2010 3.0 MMcfd (Max 7.3 MMcfd)

Net Daily Production (Mcfd)


7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Net RI Production
Net WI Production
2006
2007
2008
2009
2010
2011

Normalized Production Rate (Mcfd)


10,000
1,000
100
2.0 Bcf (SEECO)
2.5 Bcf (SEECO)
3.0 Bcf (SEECO)
DMLP Average
0
5
10
15
20
25
Months on Production

Note: Volumes from AOGC, 1st point on DMLP normalize curve based on estimates from partial month data

Fayetteville Shale (Royalty & NPI)

- Future Development Potential - Downspacing
  - Example: 34-8N-8W White Co, AR (CHK) → No DMLP ownership



- *"…Approximately 30% of the roughly 600,000 net acres drilled to date can be developed at 30-to-50 acre spacing and approximately 70% can be developed at a maximum of 65 acre spacing."*
  -SWN Conference call (04/29/11)

Initial 80 acre spacing wells
Recent 40 acre spacing well

Property Highlights

Horizontal Bakken



Horizontal Bakken (Royalty & NPI)

- Williston Basin – Northwestern North Dakota
  - Diversified acreage position
    - 70,390 gross acres/8,905 net acres
  - Operators: Continental, COP, EOG, Hess, Marathon
  - Elected non-consent option in 150 wells to date
    - Average royalty of all leases in unit (~16% royalty)
    - Back-in for 100% WI after payout + 50% penalty
    - Working interest subject to Minerals NPI

Well Count



60
50
40
30
20
10
0
New Permits
New Wells Spud
Wells Reaching Payout
2007
2008
2009
2010
Q1 '11

Net Daily Production (boepd)



250
200
150
100
50
0
North Dakota (NPI)
North Dakota (Royalty)
Montana (NPI)
WI Back-In APO
Initial Royalty Payment
2007
2008
2009
2010

Horizontal Bakken (Royalty & NPI)

- Six County Core Area
  - Current development activity on DMLP acreage
    - 100 wells completed as producers (8 reached payout status)
    - 30 wells in various stages of drilling or completion (or confidential)
    - 19 wells permitted and/or proposed by operator

    } **149 wells/permits**
  - Rig count has increased +450% since May 2009
  - Seven rigs currently drilling on DMLP acreage

Well Name (Operator)	Test Rate (boepd)	BPO NRI	APO NRI
Clifford Bakke 26-35 1H (BEXP)	5,060	1.10%	4.94%
Domaskin 30-31 1H (BEXP)	4,675	1.04%	5.94%
State 1-16-21H (Helis)	3,142	0.33%	2.06%
Schmitz Federal 44-34H2 (Oasis)	1,906	1.89%	7.67%
Deadwood Canyon Ranch 44-32H (Fidelity)	1,022	1.00%	4.94%
Deadwood Canyon Ranch 44-34H (Fidelity)	1,103	2.01%	9.88%
Andrew Schmidt 1-3-10-H143 (Anschutz)	1,049	0.47%	2.91%


State 1-16-21H
Deadwood Canyon Ranch 44-32H & 44-34H
Domaskin 30-31 1H
Clifford Bakke 26-35 1H
Divide
Burke
Williams
McKenzie
Dunn
Parshall, Sanish & Stanley field
(426 nma)
Schmitz Federal 44-34H2
Andrew Schmidt 1-3-10-H143

Property Highlights

Permian Basin



Permian Basin (NPI)

- Goldsmith Field – Ector County, Texas
  - CVX "6" Lease, Sandridge E&P → DMLP owns an 18.75% interest in 320 acres
    - Unleased MI→ No royalty, back-in for full 18.75% WI after payout (Minerals NPI)
    - 21 wells producing, 1 well waiting on completion, 3 wells permitted but not spud
    - Initial test rates range up to 277 boepd → 10 wells have reached payout as of Q1 2011


Wells/Permits since Q4 2010
Wells prior to Q4 2010


Gross Daily Rate (boepd)
Well Count
1,000
100
10
30
25
20
15
10
5
0
2008
2009
2010
2011

Permian Basin (Royalty)

- Keystone South Field – Winkler County, Texas
  - DMLP owns a royalty interest in the Keystone Cattle Company Lease
  - Active development drilling on a legacy property → 14 new wells permitted in 2010
  - Recent test rates range up to 116 boepd per well
  - DMLP has received lease offers on thousands of acres throughout the Permian Basin
    - Additional potential in Clearfork, Bone Springs, San Andres, and Wolfberry plays


2010 Wells/Permits
2009 Wells/Permits
2008 Wells/Permits
Legacy Wells


Gross Daily Rate (boepd)
10,000
1,000
100
2005
2006
2007
2008
2009
2010
2011
2008 – 7 Wells Permitted
2009 – 1 Well Permitted
2010 – 14 Wells Permitted

Developing Plays

Developing Plays

- Devonian Shale – Appalachia
  - New York and Pennsylvania
  - Concentrated acreage position
    - 32,395 gross acres
    - 24,494 net acres
    - 70% in Allegany and Steuben Counties, NY
  - Challenging political environment in New York
  - Potential targets
    - Upper Devonian oil (shallow)
    - Marcellus/Utica/Devonian shale gas (middle)
    - Trenton-Black River gas (deep)
  - Operators: Anadarko, Chesapeake, EOG, EQT, EXCO, Range, Seneca, Shell, Talisman
  - No reserves booked in 2010


Allegany & Steuben
Counties
NY
PA

Developing Plays

- Southern Tier NY & Northern Tier PA
  - Regulatory environment in New York has limited activity relative to Pennsylvania
  - Prospectivity of acreage in Allegany and Steuben Counties is undetermined due to limited testing of potential shale gas zones
  - Continuing to monitor industry and regulatory activity in the area


NY
PA
Cattaraugus
Allegany
13,216 nma
Steuben
4,714 nma
Schuyler
459 nma
Chemung
308 nma
Tioga
163 nma
NY
PA
McKean
1,158 nma
Potter
763 nma
Tioga
41 nma
Bradford
Horizontal Marcellus Well/Permit

Developing Plays

- Granite Wash – Texas Panhandle
  - Concentrated acreage position in Northeast Wheeler County
    - DMLP owns 5,444 gross/1,189 net acres
  - Substantial liquids component to production
  - Recent permitting and drilling activity


Horizontal Well Permit
Horizontal Well Drilling
Horizontal Well Completed
NFX: 1 Well Permitted
DMLP: 12.5% NRI
8.7 MMcfed
20.6 MMcfed
15.9 MMcfed
16.3 MMcfed
5.7 MMcfed
8.1 MMcfed
20.4 MMcfed
11.3 MMcfed
3.2 MMcfed
QEP: 2 Wells WOC
DMLP: 9.4% NRI

Appendix

Appendix

- What is the Minerals NPI and How Does it Work?

– Upon its formation, Dorchester Minerals, LP (DMLP, the public partnership and owner of the mineral interests) provided for future development opportunities on its undeveloped mineral interests by the creation of the Minerals Net Profits Interest (Minerals NPI).

– DMLP has negotiated and may continue to negotiate the right but not the obligation to participate in development activity in addition to retaining a royalty interest.

– This right may take the form of an optional heads-up (unpromoted) working interest, carried working interest or reversionary (back-in) working interest. In some instances, an unleased mineral interest may be treated as a working interest subject to statutory non-consent provisions.

– DMLP assigns this right to Dorchester Minerals Operating LP (the operating partnership or DMOLP) subject to the terms of the Minerals NPI.

– DMOLP is an indirect wholly owned affiliate of DMLP's General Partner.

– DMOLP funds all costs associated with this right, including drilling and completion costs.

– DMLP and its partners are not liable for any costs or expenses.

– DMOLP pays to DMLP 96.97% of the monthly "Net Proceeds" attributable to the properties subject to the Minerals NPI.

– Net Proceeds is defined as total revenues less total expenses plus an amount equivalent to interest at a prevailing rate on any prior period deficit balance. In other words, DMOLP pays 100% of all costs, receives 100% of all revenues plus interest, and thereafter (sometimes called "Payout") pays 96.97% of net cashflow to DMLP.

– LP distributions reflect 96% of royalty net cashflow and 99% of NPI net cashflow → 99% x 96.97% = 96%.

Appendix

- What is the Minerals NPI and How Does it Work?


DMLP
Lease to third party for royalty and optional participation right
Participation right assigned to DMOLP
Royalty (100% of cash flow)
DMOLP pays 100% of costs and receives 100% of revenue plus interest equivalent on total NPI basis
NPI payment (96.97% of cash flow)
Distributable Cash
Limited Partners 96% of royalties 99% of NPI's
General Partner 4% of royalties 1% of NPI's

Appendix

- Distribution Determinations
  - Period from October 2009 through September 2010

($ thousands)	Limited Partners	General Partner
4% of Net Cash Receipts from Royalty Properties	$ --------	$1,608
96% of Net Cash Receipts from Royalty Properties	$38,605	$ --------
1% of Net Profits Interests Paid to our Partnership	$ --------	$ 120
99% of Net Profits Interests Paid to our Partnership	$11,865	$ --------
Total Distributions	$50,470	$1,728
Operating Partnership Share (3.03% of Net Proceeds)	$ --------	$ 374
Total General Partner Share		$2,102
% Total	**96%**	**4%**

Appendix

- Alignment of GP and LP interests
  - GP has no incentive distribution rights – fixed sharing ratio
  - Management's LP interest exceeds its GP interest
  - Not incentivized to make dilutive transactions


3.3 %
11.1 %
85.6 %
2010 Cash Distributions $52.2 MM
Mgmt GP
$1.7 MM
Mgmt LP*
$5.8 MM
Mgmt LP is 3.4 times Mgmt GP
Other LP
$44.7 MM

* Management LP interest includes LP units owned by officers, directors and their immediate families.



Appendix

- Operating Leverage – Royalty Interest vs. NPI

	Royalty Interest	Net Profits Interest
Production Volume	1,000 Mcf	1,000 Mcf
Gas Price	$4.00/Mcf	$4.00/Mcf
Revenue	$4,000	$4,000
Fixed Production Costs	($0)	($1,000)
Operating Income	$4,000	$3,000
Net Interest	25% Royalty	25% NPI
Net Cash Flow	$1,000	$750

25% Increase in Gas Price

	Royalty Interest	Net Profits Interest
Production Volume	1,000 Mcf	1,000 Mcf
Gas Price	$5.00/Mcf	$5.00/Mcf
Revenue	$5,000	$5,000
Fixed Production Costs	($0)	($1,000)
Operating Income	$5,000	$4,000
Net Interest	25% Royalty	25% NPI
Net Cash Flow	$1,250	$1,000

25% Increase in Royalty Cash Flow

33% Increase in NPI Cash Flow



Appendix

- Royalty Cash Receipts
  - Long delay between production and cash distribution
  - Cash receipts extend over multiple months due to adjustments, releases, etc.
  - Prices can change dramatically between production and payment of distribution
  - Example of a typical cash receipt cycle :


Oil and Gas Produced
Cash receipts begin
1st Quarter Distribution declared
Dist. Paid (Feb-Mar cash)
2nd Quarter Distribution declared
Dist. Paid (Apr-Jun cash)
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug

LP distribution of all cash attributable to January production may occur as late as August, a 7-month time lag